UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Continental Airlines, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 23, 2008
To Our Stockholders:
     Please remember that the Continental Airlines, Inc. 2008 Annual Meeting of Stockholders will be held at The Crowne Plaza Hotel, 1700 Smith Street, Houston, Texas on Wednesday, June 11, 2008, at 10:00 a.m., local time.
     For your convenience, we have enclosed a notice that identifies the matters to be voted on at the meeting and provides instructions for accessing the proxy materials on the internet and for voting your shares.
     Please note that the “Stockholder Proposal Related to Stockholder Approval of Certain Severance Agreements,” which was designated as Proposal No. 5 in our notice of annual meeting and proxy statement, has been withdrawn by the International Brotherhood of Electrical Workers Pension Benefit Fund, and will not be considered or acted upon by our stockholders at the meeting.
     Your vote is extremely important regardless of the number of shares you own. According to our latest records, we have not yet received your vote. Even if you plan to attend the meeting in person, please authorize your proxy or direct your vote by following the instructions on each of your voting options described in the enclosed notice. To help us reduce our costs relating to the meeting, we encourage you to vote your shares via the internet or telephone.
     And again, we look forward to seeing you in Houston.
Cordially,
Larry Kellner
Chairman and
Chief Executive Officer
Jeff Smisek
President

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 11, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available at www.proxyvote.com: Notice of Annual Meeting and Proxy Statement and 2007 Annual Report to Stockholders. To view this material, have the 12-digit Control #(s) available. If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make the request for a copy as instructed below on or before May 28, 2008 to facilitate timely delivery. To request material: Internet: www.proxyvote.com **Email: sendmaterial@proxyvote.com Telephone: 1-800-579-1639 **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of CONTINENTAL AIRLINES, INC. information up until 11:59 P.M. Eastern Time the day before the meeting date. Have this 1600 SMITH ST. proxy card in hand when you access the web site and follow the instructions. 15 FL HQSLG HOUSTON, TX 77002 To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have this proxy card in hand when you call and follow the instructions. Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. will be provided to any stockholder of record upon request at the meeting. A stockholder beneficially holding shares in street name may only vote those shares in person at the meeting if the stockholder obtains a legal proxy from the broker, bank, trustee or other nominee that holds the shares of record giving the beneficial stockholder the right to vote the shares. Even a stockholder planning to attend the meeting should vote in advance of the meeting to ensure that the stockholder’s vote will be coun ted if the holder later decides not to attend. Please see instructions above to vote now by Internet.

Meeting Location The Annual Meeting for holders as of April 15, 2008 is to be held on June 11, 2008 at 10:00 A.M. Local Time at: The Crowne Plaza Hotel 1700 Smith Street Houston, TX 77002 FOR MEETING DIRECTIONS PLEASE CALL: 713-739-8800 DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS The Crowne Plaza Hotel, 1700 Smith Street, Houston, Texas 77002 (713) 739-8800 Traveling South on I-45, from Bush Intercontinental Airport (IAH) Take I-45 South. Take the Dallas/Pierce exit (Exit 47D) on to Heiner Street, and stay to the left. Exit Jefferson Street and proceed 1/10th of a mile to Brazos Street. The hotel will be on the left past Brazos Street. Traveling South on Hwy 59, from Bush Intercontinental Airport (IAH) Take Highway 59 Southbound. Take the George R. Brown Convention Center/Downtown Destinations/ Jackson Street exit onto N. Jackson Street, proceed 3 blocks and turn right on Congress Street. Follow Congress Street 11 blocks and turn left on Smith Street. Follow Smith Street 12 blocks to Pease Street. The hotel will be on the right past Pease Street. Traveling North on I-45, from South Houston Take I-45 North. Take the Scott Street/Downtown Destinations exit (Exit 45), proceed approximately two miles and take the Pease Street exit. Follow Pease Street 18 blocks to Smith Street. The hotel will be on the left past Smith Street.

For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” All All Except and write the number(s) of the nominee(s) on the line below. Voting items OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES NAMED IN PROPOSAL 1, 000 “FOR” PROPOSAL 2 AND “AGAINST” PROPOSALS 3 AND 4. 1. Election of Directors Nominees: 01) Kirbyjon H. Caldwell 06) George G. C. Parker 02) Lawrence W. Kellner 07) Jeffery A. Smisek 03) Douglas H. McCorkindale 08) Karen Hastie Williams 04) Henry L. Meyer III 09) Ronald B. Woodard 05) Oscar Munoz 10) Charles A. Yamarone For Against Abstain 2. Ratification of Appointment of Independent Registered Public Accounting Firm 000 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSALS 3 AND 4. PROPOSAL 5 HAS BEEN WITHDRAWN. 3. Stockholder Proposal Related to Political Activities 000 4. Stockholder Proposal Related to Allowing Holders of 10% of the Common Stock to Call Special Meetings 000 5. (Proposal Withdrawn) Stockholder Proposal Related to Stockholder Approval of Certain Severance Agreements 000

Non-voting items Yes No Address Changes/Comments U.S. CITIZENSHIP Please mark “YES” if the stock owned of record or beneficially by you is owned and controlled ONLY 0 0 Please print new address or comments in the box below. by U.S. citizens (as defined in the proxy statement), or mark “NO” if such stock is owned or controlled by any person who is NOT a U.S. citizen. CONTINENTAL AIRLINES, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS June 11, 2008 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby authorizes Lawrence W. Kellner, Jennifer L. Vogel and Lori A. Gobillot, and each of them, with full power of substitution, to represent and vote the stock of the undersigned in Continental Airlines, Inc. as directed and, in their sole discretion, on all other matters that may properly come before the Annual Meeting of Stockholders to be held on June 11, 2008, and at any postponement or adjournment thereof, as if the undersigned were present and voting thereat. The undersigned ack nowledges receipt of the notice of annual meeting and proxy statement with respect to such annual meeting and certifies that, to the knowledge of the undersigned, all equity securities of Continental Airlines, Inc. owned of record or beneficially by the undersigned are owned and controlled ONLY by U.S. citizens (as defined in the proxy statement), except as indicated above. Whether or not you expect to attend the annual meeting, please vote the shares. As explained on the front of this proxy card, you may vote by Internet or by telephone, or you may execute and return this proxy, which may be revoked at any time prior to its use. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED IN THIS PROXY CARD (PROPOSAL 1), “FOR” RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2), “AGAINST” STOCKHOLDER PROPOSAL RELATED TO POLITICAL ACTIVITIES (PROPOSAL 3) AND “AGAINST” STOCKHOLDER PROPOSAL RELATED TO ALLOWING HOLDERS OF 10% OF THE COMMON STOCK TO CALL SPECIAL MEETINGS (PROPOSAL 4). STOCKHOLDER PROPOSAL RELATED TO STOCKHOLDER APPROVAL OF CERTAIN SEVERANCE AGREEMENTS (PROPOSAL 5) HAS BEEN WITHDRAWN. Authorized Signatures — This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer. Signature 1 — (Please sign on the line above) Signature 2 — (Joint Owners) Date — (Please print date)